EXHIBIT 99.1

Filed by Cotiviti Holdings, Inc. pursuant to Rule 425

Under the Securities Act of 1933

And Deemed Filed Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Cotiviti Holdings, Inc.
Commission File No. of Subject Company: 001-37787

Veritas Capital-backed Verscend to Acquire Cotiviti for $4.9 Billion

Creates a  Leading Data and Analytics-Driven Healthcare Solutions Provider with Increased Scale

ATLANTA, GA, and WALTHAM, MA – June 19, 2018 - Cotiviti Holdings, Inc. (NYSE: COTV) (“Cotiviti”), a leading provider of payment accuracy and analytics-driven solutions focused primarily on the healthcare industry, and Verscend Technologies, Inc. (“Verscend”), a portfolio company of Veritas Capital (“Veritas”) and a  leader in data-driven healthcare solutions, announced today that they have entered into a definitive agreement whereby Verscend has agreed to acquire Cotiviti for $4.9 billion in cash.

Under the terms of the agreement, Cotiviti  shareholders will receive $44.75 in cash per share of Cotiviti common stock, and Verscend will assume all of Cotiviti’s outstanding debt, resulting in an enterprise value of approximately $4.9 billion. The offer price represents a 32% premium to Cotiviti’s unaffected share price as of June 4, 2018 and a 136% premium to the initial public offering price of  Cotiviti’s common stock.

The combined business will operate as a private healthcare information technology company with unique, data-driven capabilities.  Together, the companies are expected to have greater impact in the healthcare IT market by increasing affordability, reducing waste and improving outcomes and quality as well as offer new opportunities to create substantial value for clients, including complementary solutions across multiple intervention points in the payment process.

“We are thrilled to partner with Cotiviti,  which has become an important player in the growing and increasingly important and complex healthcare payment accuracy space,” said Emad Rizk, M.D., President and CEO of Verscend.  “Together, Verscend and Cotiviti will offer our clients a comprehensive, integrated end-to-end solution to address the estimated $900 billion in healthcare waste and abuse across the claims payment and care continuum.  Financial data coupled with clinical data from our Risk Adjustment, Quality, and Population Health lines of business offer increased value to commercial payers, government entities, and providers.”

Doug Williams, CEO of Cotiviti said, “We expect today’s transaction to deliver compelling value for Cotiviti shareholders and allow us to continue to execute our strategic growth plan.  We are excited to be combining with Verscend,  and believe that together we will create an organization with robust data assets, expanded offerings and innovative technologies that will allow us to bring a broader portfolio of new and existing payment accuracy analytical solutions to our valued customers.”

“We believe Cotiviti is a perfect fit with both our investment strategy and with Verscend, and we look forward to taking the platform to the next level through this exciting combination,” said Ramzi Musallam, CEO and Managing Partner of Veritas Capital.  “The aggregation of Cotiviti and Verscend’s complementary data sets and analytical capabilities, coupled with the unrelenting focus and commitment to support our customers, is expected to further drive value-added solutions and differentiated product development.”

Veritas Capital has a proven track record of driving growth for companies within the Healthcare Technology IT space, as illustrated by the firm’s recent acquisition of GE Healthcare’s Value-Based Care Division and investments in Truven Health Analytics and Verscend Technologies.  Veritas has a deep understanding of the urgent need to digitalize our healthcare system and brings a culture of intense customer focus and a drive for growth through focused R&D and product innovation.

Transaction Details

The transaction, which was unanimously approved by Cotiviti’s Board of Directors, is expected to close during the fourth quarter of 2018.  Closing of the transaction is subject to the approval of Cotiviti shareholders and the satisfaction of customary closing conditions, including applicable regulatory approvals.

Advent International has entered into a voting agreement whereby it has agreed to vote shares representing approximately 44% of the Company’s voting power in favor of the transaction.

Advisors

Goldman Sachs and William Blair are acting as financial advisors to Cotiviti, and Latham & Watkins LLP is serving as legal advisor to Cotiviti.

Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to Veritas.

About Cotiviti

Cotiviti is a leading provider of payment accuracy and analytics-driven solutions that helps payers, other risk-bearing healthcare organizations and retailers achieve their business objectives. Through a combination of analytics, technology and deep industry expertise, Cotiviti’s solutions create insights that unlock value from the complex interactions between clients and their stakeholders. Cotiviti serves a majority of the top 25 U.S. healthcare payers and a majority of the top 10 U.S. retailers. Cotiviti’s passion for creating unique client value drives Cotiviti’s focus – Analytics. Insight. Value.

About Verscend Technologies, Inc.

Verscend drives better healthcare outcomes through data analytics, supporting payers' financial performance and quality improvement initiatives.  Verscend’s Payment Accuracy, Risk Adjustment, and Quality and Performance solutions help organizations utilize their data so they can efficiently and cost-effectively succeed in the new era of healthcare. Learn more at www.verscend.com.

About Veritas Capital

Veritas is a leading private equity firm that invests in companies that provide critical products and services, primarily technology and technology-enabled solutions, to government and commercial customers worldwide, including those operating in the aerospace & defense, healthcare, technology, national security, communications, energy, and education industries. Veritas seeks to create value by strategically transforming the companies in which it invests through organic and inorganic means. For more information on Veritas Capital and its current and past investments, visit www.veritascapital.com.

Additional Information and Where to Find It
In connection with the proposed merger, Cotiviti plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. Cotiviti may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by Cotiviti with the SEC. BEFORE MAKING ANY VOTING DECISION, COTIVITI’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY COTIVITI WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement and other documents Cotiviti files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. Cotiviti makes available free of charge at www.Cotiviti.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation
This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Cotiviti and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Cotiviti’s stockholders in connection with the proposed merger. Security holders may obtain information regarding the names, affiliations and interests of Cotiviti’s directors and officers in Cotiviti’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 22, 2018 and its definitive proxy statement for the 2018 annual meeting of stockholders, which was filed with the SEC on April 12, 2018. To the extent the holdings of Cotiviti securities by Cotiviti’s directors and executive officers have changed since the amounts set forth in Cotiviti’s proxy statement for its 2018 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Cotiviti’s website at www.Cotiviti.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this press release are forward-looking statements. Forward-looking statements give Cotiviti’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “will,” “may,” “could,” “continue,” “likely,” “should,” and other words.

The forward-looking statements contained in this press release, including without limitation statements regarding anticipated benefits and effects of the anticipated merger of Cotiviti and Verscend, delivering compelling value for shareholders, proposed end-to-end solutions of the combined company, and opportunities for expansion, are based on assumptions that Cotiviti has made in light of its industry experience and its perceptions of historical trends, current conditions, expected future developments and other factors that Cotiviti believes are appropriate under the circumstances. These statements are not guarantees of performance or results. These assumptions and Cotiviti’s future performance or results involve risks and uncertainties (many of which are beyond our control). Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risk that the transaction will not close in the timeframe expected, or at all, the risk that the expected benefits and effects of the transaction will not be achieved, effects of regional, national or global political, economic, business, competitive, market and regulatory conditions and the following: system interruptions or failures, including cyber-security breaches, identity theft or other disruptions that could compromise Cotiviti’s information; Cotiviti’s inability to successfully leverage its existing client base by expanding the volume of claims reviewed and cross-selling additional solutions; Cotiviti’s clients declining to renew their agreements with Cotiviti or renewing at lower performance fee levels; Cotiviti’s  failure to innovate and develop new solutions for its clients; delays in implementing solutions; Cotiviti’s failure to maintain or upgrade its operational platforms; inability to develop new clients; improvements to healthcare claims and retail billing processes reducing the demand for Cotiviti’s solutions or rendering its solutions unnecessary; loss of a large client; early termination provisions in Cotiviti’s contracts; Cotiviti’s failure to accurately estimate the factors upon which it bases its contract pricing; Cotiviti’s inability to manage its relationships with information suppliers, software vendors or utility providers; Cotiviti’s inability to protect its intellectual property rights, proprietary technology, information, processes and know-how; Cotiviti’s inability to execute its business plans including its inability to manage its growth; Cotiviti’s inability to successfully integrate and realize synergies from any future acquisitions or strategic partnerships; Cotiviti’s inability to realize the book value of intangible assets; Cotiviti’s being required to pay significant refunds to CMS under its Medicare RAC contracts or significant changes to the Medicare RAC program; declines in contracts awarded through competitive bidding or Cotiviti’s inability to re-procure contracts through the competitive bidding process; Cotiviti’s success in attracting and retaining qualified employees and key personnel; Cotiviti’s inability to expand its retail business; fluctuations in Cotiviti’s results of operations; Cotiviti’s failure to maintain effective internal controls; litigation, regulatory or dispute resolution proceedings, including claims or proceedings related to intellectual property infringements or claims not covered by insurance; healthcare spending fluctuations; consolidation among healthcare payers or retailers; slow development of the healthcare payment accuracy market; negative publicity concerning the healthcare payment industry or patient confidentiality and privacy; significant competition for Cotiviti’s solutions; risks associated with international operations; general economic, political and market forces and dislocations beyond Cotiviti’s control; variations in Cotiviti’s revenue between reporting periods due to timing issues; Cotiviti’s failure to comply with applicable federal, state, local and international privacy, security and data laws, regulations and standards; changes in regulations governing healthcare administration and policies, including governmental restrictions on the outsourcing of functions such as those that Cotiviti provides; changes in tax laws and rules or in their interpretation or enforcement; the timing and magnitude of shares purchased under Cotiviti’s share repurchase program; risks related to Cotiviti’s substantial indebtedness and holding company structure; volatility in bank and capital markets; provisions in Cotiviti’s amended and restated certificate of incorporation, and the other important factors discussed under the caption “Risk Factors” in Cotiviti’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 22, 2018, along with its other reports filed with the SEC. Additional factors or events that could cause Cotiviti’s actual performance to differ from these forward-looking statements may emerge from time to time, and it is not possible for Cotiviti to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of its assumptions prove incorrect, Cotiviti’s actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

Any forward-looking statement made in this press release speaks only as of the date on which it is made. Cotiviti undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Contacts

Cotiviti Holdings, Inc.

Jennifer DiBerardino

Vice President, Investor Relations

203-642-0718

Investor.Relations@Cotiviti.commailto:Investor.relations@cotiviti.com

Media@Cotiviti.com

Verscend Technologies

Sandy Cummings

(781) 472-0145

Sandy.Cummings@Verscend.com

Veritas Capital

Andrew Cole/David Millar/Julie Rudnick

Sard Verbinnen & Co

(212) 687-8080

VeritasCapital-SVC@sardverb.com